Form 8-K/A
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                      AMENDMENT TO APPLICATION OR REPORT
                 Filed Pursuant to Section 12, 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934

                      United Dominion Realty Trust, Inc.
            (Exact name of registrant as specified in its charter)

                               AMENDMENT NO. 1

   The undersigned registrant hereby amends its Current Report on Form 8-K dated October 14, 1994 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) Financial Statements of Real Estate Properties Acquired
   (b) Pro Forma Financial Information
   (c) Exhibits
       (23) Consents of experts

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     UNITED DOMINION REALTY TRUST, INC.
                                                (Registrant)



                                     /s/ Jerry A. Davis
                                     Jerry A. Davis
                                     Vice President
                                     Corporate Controller


Date: December 29, 1994

                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Copperfield Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Copperfield Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Copperfield Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Copperfield Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Copperfield Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
November 10, 1994

                            COPPERFIELD APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



REVENUES FROM RENTAL PROPERTY       $ 3,141,725

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                     376,086
  Repairs and Maintenance               411,301
  Utilities                             229,920
  Property Management Fees              160,559
  Other Operating Expenses              342,409

     TOTAL RENTAL PROPERTY EXPENSES   1,520,275

     INCOME FROM RENTAL OPERATIONS  $ 1,621,450




The accompanying notes are an integral part of this statement.

                            COPPERFIELD APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Copperfield Apartments (The Property) consists of a 352 unit luxury garden style residential apartment community located in Coral Springs, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Copperfield Associates of Florida, a Florida general partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Holiday Management
Associates, Inc., an affiliate of the owner of the property.   Fees for such
services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 21, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report



To the Owners of
Mediterranean Village Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Mediterranean Village Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Mediterranean Village Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mediterranean Village Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Mediterranean Village Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
December 2, 1994

                       MEDITERRANEAN VILLAGE APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993





REVENUES FROM RENTAL PROPERTY          $ 2,047,859

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                        223,668
  Repairs and Maintenance                  138,053
  Utilities                                 88,624
  Property Management Fees (Note 3)         92,500
  Other Operating Expenses                 260,120

     TOTAL RENTAL PROPERTY EXPENSES        802,965

     INCOME FROM RENTAL OPERATIONS     $ 1,244,894









The accompanying notes are an integral part of this statement.

                       MEDITERRANEAN VILLAGE APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993


NOTE 1 - BASIS OF PRESENTATION

Mediterranean Village Apartments (The Property) consists of a 252 unit garden style residential apartment community located in Miami, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of 252 Associates, a joint venture of A.E. Residential, Inc., and N.S. Residential, Inc., Florida corporations (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through American Equity Centers, Inc., an affiliate of the owner of the property. Fees for such services were 4.5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 30, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)


                         Independent Auditors' Report




To the Owners of
Briar Club Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Briar Club Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Briar Club Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Briar Club Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Briar Club Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
December 9, 1994

                            BRIAR CLUB APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,302,395

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                            92,215
  Repairs and Maintenance                     167,274
  Utilities                                    51,580
  Property Management Fees (Note 3)            65,138
  Other Operating Expenses                    133,684

     TOTAL RENTAL PROPERTY EXPENSES           509,891

     INCOME FROM RENTAL OPERATIONS        $   792,504










The accompanying notes are an integral part of this statement.

                            BRIAR CLUB APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




NOTE 1 - BASIS OF PRESENTATION

Briar Club Apartments (The Property) consists of a 272 unit garden style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of North South Briar Club Associates, a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)



                         Independent Auditors' Report




To the Owners of
Covington Crossing Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Covington Crossing Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Covington Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Covington Crossing Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Covington Crossing Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
December 9, 1994

                        COVINGTON CROSSING APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,013,857

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                           115,725
  Repairs and Maintenance                     181,919
  Utilities                                    38,484
  Property Management Fees (Note 3)            50,696
  Other Operating Expenses                    119,368

      TOTAL RENTAL PROPERTY EXPENSES          506,192

      INCOME FROM RENTAL OPERATIONS       $   507,665








The accompanying notes are an integral part of this statement.

                        COVINGTON CROSSING APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION


Covington Crossing Apartments (The Property) consists of a 231 unit garden and townhouse style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of P.L. Covington Associates, L.P., a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                    (Letterhead of L.P. Martin & Company)





                         Independent Auditors' Report




To the Owners of
Hunters Trace Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Hunters Trace Apartments for the year ended December 31, 1993.
This financial statement is the responsibility of the management of Hunters Trace Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hunters Trace Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hunters Trace Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
December 9, 1994

                           HUNTERS TRACE APARTMENTS

                        STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY             $ 1,071,841

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                           138,476
  Repairs and Maintenance                     119,845
  Utilities                                    31,295
  Property Management Fees (Note 3)            56,100
  Other Operating Expenses                    100,444

     TOTAL RENTAL PROPERTY EXPENSES           446,160

     INCOME FROM RENTAL OPERATIONS        $   625,681









The accompanying notes are an integral part of this statement.

                           HUNTERS TRACE APARTMENTS

                 NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                         YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Hunters Trace Apartments (The Property) consists of a 192 unit garden style residential apartment community located in Memphis, Tennessee together with the existing leases. The assets that comprise the Property have been held as an investment of North South Hunters Trace Associates, a Tennessee limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Tri-Star Management, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on October 14, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                      UNITED DOMINION REALTY TRUST, INC.

                         CERTAIN PROPERTIES ACQUIRED
           COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1993

Rental income                                                     $8,577,677
Rental expenses (excluding depreciation):
      Utilities                                 $  439,903
      Repairs and maintenance                    1,018,392
      Real estate taxes                            946,170
      Property management                          424,993
      Other rental expenses                        956,025         3,785,483
Excess of revenues over certain rental expenses                   $4,792,194



                          CERTAIN PROPERTIES ACQUIRED
           COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994

Rental income                                                     $6,267,845
Rental expenses (excluding depreciation):
      Utilities                                 $305,486
      Repairs                                    734,432
      Real estate taxes                          759,833
      Property management                        303,969
      Other rental expenses                      741,186           2,844,906
Excess of revenues over certain rental expenses                   $3,422,939

                      UNITED DOMINION REALTY TRUST, INC.

       NOTES TO COMBINED SUMMARIES OF REVENUES AND CERTAIN RENTAL EXPENSES


      The combined summaries of revenues and certain rental expenses reflect the operations of Copperfield Apartments, Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments, and Hunters Trace Apartments (the "Properties") for the year ended December 31, 1993 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1994 based upon the unaudited combined statements of rental operations of the properties through the date on which it was acquired. During 1993 and a portion of 1994, the properties were owned and operated by an entity other than United Dominion Realty Trust (the "Trust").

      The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, property management fees and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

      In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                      UNITED DOMINION REALTY TRUST, INC.

             PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

      The following pro forma balance sheet at September 30, 1994 gives effect to the acquisition by the Trust of three apartment complexes purchased on
October 14, 1994 as if those transactions were consummated on or before September 30, 1994. Copperfield Apartments and Mediterranean Village Apartments were purchased prior to September 30, 1994, and therefore, are included in the Trust's historical September 30, 1994 balance sheet. Copperfield Apartments located in Coral Springs, Florida was purchased from Copperfield Associates, a Florida General Partnership on September 21, 1994. Mediterranean Village Apartments located in Miami Lakes, Florida was purchased from 252 Associates, an affiliate of the American Equity Group on September 30, 1994. Briar Club Apartments located in Memphis, Tennessee, was purchased from North South Briar Club Associates, a Tennessee Limited
Partnership on October 14, 1994. Covington Crossing Apartments located in Memphis, Tennessee, was purchased from P. L. Covington Associates, L. P., a Tennessee Limited Partnership on October 14, 1994. Hunters Trace Apartments located in Memphis, Tennessee, was purchased from North South Hunters Trace Associates, a Tennessee Limited Partnership on October 14, 1994.

      The pro forma condensed statements of operations for the year ended December 31, 1993 and the nine months ended September 30, 1994 assume the acquisition of the properties as if they had occurred on January 1, 1993.

      The pro forma condensed financial statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisition been completed on the date indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of September 30, 1994 and the nine months then ended (included in the Trust's Form 10-Q for the period ended September 30, 1994 and accompanying notes).

                      UNITED DOMINION REALTY TRUST, INC.
                           PRO FORMA BALANCE SHEET
                              September 30, 1994
                                 (Unaudited)
                      (In thousands, except share data)




                                                                                                    PRO
                                                                                                   FORMA           PRO
                                                                               HISTORICAL      ADJUSTMENTS (1)    FORMA
BALANCE SHEET

Assets
Real estate owned
    Apartments                                                                   $865,803            $21,027     $886,830
    Shopping centers                                                               74,384                          74,384
    Office and Industrial                                                           4,598                           4,598
                                                                                  944,785             21,027      965,812
    Less accumulated depreciation                                                 111,387                         111,387
                                                                                  833,398             21,027      854,425
Cash and cash equivalents                                                          25,770            (15,057)      10,713
Other assets                                                                       12,689                          12,689
                                                                                 $871,857             $5,970     $877,827


Liabilities and shareholders' equity
Mortgage notes payable                                                           $126,219             $5,970     $132,189
Notes payable                                                                     356,195                         356,195
Accounts payable, accrued expenses and other                                       13,046                          13,046
Tenants' deposits and rents paid in advance                                         5,649                           5,649
Distributions payable to shareholders                                               9,744                           9,744
                                                                                  510,853              5,970      516,823

Shareholders' equity:
    Common stock, $1 par value; 100,000,000 shares authorized
        50,210,440 shares issued and outstanding                                   50,210                          50,210
    Preferred stock, 25,000,000 shares authorized, no shares outstanding                -                               -
    Additional paid in capital                                                    408,976                         408,976
    Notes receivable from officer shareholders                                     (4,089)                         (4,089)
    Distributions in excess of earnings                                           (94,093)                        (94,093)
    Total shareholders equity                                                     361,004                  0      361,004
                                                                                 $871,857             $5,970     $877,827

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1993
                                  (Unaudited)
                (In thousands of dollars, except per share data)


                                                                     ACQUISITIONS
                                                                      PREVIOUSLY
                                                                      REPORTED ON
                                                                    FORMS 8-K DATED
                                                                    APRIL 15, 1994,           ACQUISITIONS           PREVIOUS
                                                                     MAY 17, 1994,            REPORTED ON               PRO
                                                                    MAY 26, 1994 AND          FORM 8-K DATED           FORMA
                                                  HISTORICAL      SEPTEMBER 1, 1994  (2)   OCTOBER 14, 1994 (3)     ADJUSTMENTS
STATEMENT OF OPERATIONS

Income
Property operations:
    Rental Income                                   $89,084                $47,005                   $8,578
Property expenses:
        Utilities                                     7,838                 $3,551                      440
        Repairs & maintenance                        13,950                 $6,969                    1,019
        Real estate taxes                             5,777                 $3,542                      946
        Property management                           2,782                 $2,243                      425            ($528)(4)
        Other operating expenses                      7,512                 $6,831                      956             (554)(5)
        Depreciation of real estate owned            19,764                                                            7,816 (6)
                                                     57,623                 23,136                    3,786            6,734
Income from property operations                      31,461                 23,869                    4,792           (6,734)
Interest income                                         708
                                                     32,169                 23,869                    4,792           (6,734)

Expenses
    Interest                                         16,938                                                           11,293 (6)
    General and administrative                        3,349
    Other depreciation and amortization                 596
                                                     20,883                                                           11,293
Income before gains (losses) on investments
    and extraordinary item                           11,286                 23,869                    4,792          (18,027)

Gains (losses) on sale of investments                   (89)
Net income                                          $11,197                $23,869                   $4,792         ($18,027)

Net income per share                                  $0.29

Distributions declared per share                      $0.70


Weighted average number of shares outstanding        38,202                  8,479


                                                         PRO
                                                        FORMA             PRO
                                                     ADJUSTMENTS         FORMA
STATEMENT OF OPERATIONS

Income
Property operations:
    Rental Income                                                        $144,667
    Property expenses:
        Utilities                                                          11,829
        Repairs & maintenance                                              21,938
        Real estate taxes                                                  10,265
        Property management                                 (131) (8)       4,791
        Other operating expenses                                           14,745
        Depreciation of real estate owned                   1,551 (9)      29,131
                                                            1,420          92,699
Income from property operations                            (1,420)         51,968
Interest income                                                               708
                                                           (1,420)         52,676

Expenses
    Interest                                                3,319 (11)     31,550
    General and administrative                                              3,349
    Other depreciation and amortization                                       596
                                                            3,319          35,495
Income before gains (losses) on investments
    and extraordinary item                                 (4,739)         17,181

Gains (losses) on sale of investments                                         (89)
Net income                                                 (4,739)        $17,092

Net income per share                                                        $0.37

Distributions declared per share                                            $0.70


Weighted average number of shares outstanding                              46,681

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1994
                                  (Unaudited)
                (In thousands of dollars, except per share data)

                                                                                   ACQUISITIONS
                                                                                    PREVIOUSLY
                                                                                    REPORTED ON
                                                                                  FORMS 8-K DATED
                                                                                  APRIL 15, 1994,          ACQUISITIONS
                                                                                   MAY 17, 1994,           REPORTED ON
                                                                                 MAY 26, 1994 AND         FORM 8-K DATED
                                                                HISTORICAL     SEPTEMBER 1, 1994  (2)  OCTOBER 14, 1994 (3)
STATEMENT OF OPERATIONS

Income
Property operations:
    Rental Income                                                 $95,905               $20,860                 $6,268
    Property expenses:
        Utilities                                                   7,928                 1,713                    306
        Repairs & maintenance                                      14,607                 3,471                    734
        Real estate taxes                                           6,475                 1,536                    760
        Property management                                         3,169                 1,000                    304
        Other operating expenses                                    8,469                 2,888                    741
        Depreciation of real estate owned                          20,035
                                                                   60,683                10,608                  2,845
Income from property operations                                    35,222                10,252                  3,423
Interest income                                                       541
                                                                   35,763                10,252                  3,423

Expenses
    Interest                                                       17,984
    General and administrative                                      3,730
    Other depreciation and amortization                               571
                                                                   22,285                     0                      0
Income before gains (losses) on investments
    and extraordinary item                                         13,478                10,252                  3,423

Gains (losses) on sale of investments                                 (20)
Income before extraordinary item                                   13,458                10,252                  3,423
Extraordinary item - early extinguishment of
    debt                                                              (89)
Net income                                                        $13,369               $10,252                 $3,423

Net income per share                                                $0.30

Distributions declared per share                                   $0.585


Weighted average number of shares outstanding                      44,814                 5,377

                                                           PREVIOUS
                                                           PRO FORMA        PRO FORMA          PRO
                                                          ADJUSTMENTS      ADJUSTMENTS        FORMA
STATEMENT OF OPERATIONS

Income
Property operations:
    Rental Income                                                                           $123,033
    Property expenses:
        Utilities                                                                              9,947
        Repairs & maintenance                                                                 18,812
        Real estate taxes                                                                      8,771
        Property management                                   ($239)(4)         (89) (8)       4,145
        Other operating expenses                               (277)(5)                       11,821
        Depreciation of real estate owned                     3,354 (6)        1,160 (9)      24,549
                                                              2,838            1,071          78,045
Income from property operations                              (2,838)          (1,071)         44,988
Interest income                                                 (96)(7)          (15)(10)        430
                                                             (2,934)          (1,086)         45,418

Expenses
    Interest                                                  5,218 (6)        2,431 (11)     25,633
    General and administrative                                                                 3,730
    Other depreciation and amortization                                                          571
                                                              5,218            2,431          29,934
Income before gains (losses) on investments
    and extraordinary item                                   (8,152)          (3,517)         15,484

Gains (losses) on sale of investments                                                            (20)
Income before extraordinary item                             (8,152)          (3,517)         15,464
Extraordinary item - early extinguishment of
    debt                                                                                         (89)
Net income                                                  ($8,152)         ($3,517)        $15,375

Net income per share                                                                           $0.31

Distributions declared per share                                                              $0.585


Weighted average number of shares outstanding                                                 50,191

                      UNITED DOMINION REALTY TRUST, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

1.    To  record  the  purchase  of  Briar Club Apartments, Covington Crossing
      Apartments and Hunters Trace Apartments, acquired after September 30, 1994 assuming that the acquisitions were financed with funds previously invested in short-term investments and through the assumption of tax-
      exempt  bonds.    Copperfield  Apartments  and  Mediterranean  Village
      Apartments were acquired prior to or on September 30, 1994 and are therefore included in the Trust's historical balance sheet.

2. Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994 and September 1, 1994.

3. To record historical results of the properties for the year ended December 31, 1993 and the nine months ended September 30, 1994 as if the properties had been owned throughout each year.

4. To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994, Form 8-K dated May 17, 1994 and Form 8-K, May 26, 1994. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

5. To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

6.    To   record  depreciation  and  interest  expense  on  the  acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994, Form 8-K dated May 17, 1994, Form 8-K dated May 26, 1994 and Form 8-K dated September 1, 1994.

7. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994) and Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) at assumed interest rates in effect at the time of the acquisition.

8. To record the net decrease in property management fees. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

9. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.

10. Reflects the reduction of interest income for four days associated with he use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the nine months ended September 30, 1994, such acquisitions consist of Mediterranean Village Apartments , Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments.

11. To record interest expense on bank debt and tax exempt bonds used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

                    (Letterhead of L.P. Martin & Company)



                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated November 10, 1994, with respect to the statement of rental operations of Copperfield Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
December 19, 1994

                    (Letterhead of L.P. Martin & Company)



                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 2, 1994, with respect to the statement of rental operations of Mediterranean Village Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
December 19, 1994

                    (Letterhead of L.P. Martin & Company)




                       CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Briar Club Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.




/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
December 19, 1994

                    (Letterhead of L.P. Martin & Company)


                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Covington Crossing Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
December 19, 1994

                    (Letterhead of L.P. Martin & Company)




                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Hunters Trace Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
December 19, 1994